DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS:

DWS Global Thematic VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. (the ”Advisor”) announced its intention to transition members of its Global Equity Team, including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named Global Thematic Partners, LLC (“Global Thematic Partners”) that will be unaffiliated with the Advisor (the “Separation”). The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the Global Equity Team following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and Global Thematic Partners (the “Sub–Advisory Agreement”). On May 4, 2010, following a review of Global Thematic Partners’ capabilities, the terms of the Separation and Sub–Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement. This action was taken pursuant to an order the fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the fund’s Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the fund’s assets without the need for a shareholder meeting or vote. The Sub–Advisory Agreement will become effective upon the effective date of the Separation.

Effective upon the Separation, the following information supplements the existing disclosure in the section entitled “MANAGEMENT” of the fund’s summary prospectuses:

Subadvisor

Global Thematic Partners, LLC

Please Retain This Supplement for Future Reference

June 8, 2010
VS–3636